UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Systemax Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

May 2, 2017

Dear Stockholders:

Enclosed please find the Amended Notice of Annual Meeting of Stockholders and supplemental proxy material relating to the 2017 Annual Meeting of Stockholders of Systemax Inc. (the “Company”).  In particular, your attention is directed to an additional proposal on a non-binding advisory vote regarding the frequency of the advisory vote on the compensation of our Named Executive Officers.  The additional proposal will be considered with the other matters scheduled for consideration at the Company’s June 5, 2017 Annual Meeting of Stockholders.  Your Internet or telephone or proxy card vote must be received by 11:59 PM Eastern Time on June 4, 2017.

Sincerely,

ERIC LERNER
Senior Vice President and General Counsel

Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 5, 2017

Dear Stockholders:

The 2017 Annual Meeting of the Stockholders of Systemax Inc. (the “Company”) will be held at the Company’s offices, 11 Harbor Park Drive, Port Washington, New York, on Monday June 5, 2017 at 12:00 p.m. for the following purposes:

1.	To elect the Company’s Board of Directors;
2.	To consider and approve a non-binding, advisory resolution regarding the compensation of our Named Executive Officers, as described under the heading “Executive Compensation”;
3.	To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal year 2017;
4.	To consider and approve a non-binding, advisory resolution regarding the frequency of the advisory vote on the compensation of our Named Executive Officers; and
5.	To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 13, 2017 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Stockholders are invited to attend the meeting.  Whether or not you expect to attend, we urge you to vote your shares.  YOU CAN VOTE YOUR SHARES OVER THE INTERNET AT www.proxyvote.com OR BY TELEPHONE AT (800) 690-6903 UNTIL 11:59 PM EASTERN TIME ON JUNE 4, 2017. IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY ALSO VOTE BY SIGNING, DATING, AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED OR TO THE ADDRESS SET FORTH IN THE VOTING INSTRUCTIONS CONTAINED THEREIN. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting.  In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

Regardless of how many shares you own, your vote is very important.  PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED TODAY.

The Proxy Statement made available to shareholders on or about April 24, 2017 provides information about the matters you will be asked to consider and vote on at the meeting, except that additional information with respect to Item 4 listed above is set forth in the Supplement to Proxy Statement.

Sincerely,

ERIC LERNER
Senior Vice President and General Counsel
Port Washington, New York
May 2, 2017

PROPOSAL NO. 4
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the 1934 Act, the Company is required at least once every six years to submit to stockholders for a (non-binding) advisory vote a proposal as to whether the stockholder (non-binding) advisory vote to approve the compensation of its named executives — Proposal No. 2 in the Proxy Statement — should occur every one, two or three years. You may cast your vote by choosing one year, two years or three years or you may abstain from voting.

The last such advisory vote occurred at the Company’s 2011 Annual Meeting of Stockholders. At that year’s meeting, stockholders agreed with the Board of Director’s recommendation that advisory votes on executive compensation should occur every three years.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every three years continues to be the most appropriate policy for the Company based on a number of considerations, including the following:

•
Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executives;

•
A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company

Although this vote is non-binding, the Board of Directors and the Compensation Committee value the views of our stockholders and will review the voting results. However, the Board of Directors may decide that it is in the best interests of the Company and our stockholders to hold an advisory vote more or less frequently than the alternative that has been selected by our stockholders.  The next stockholder advisory vote on the frequency of advisory votes on the Company’s compensation of Named Executive Officers will be at our 2023 Annual Meeting of Stockholders, or earlier if the Board so determines.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE OPTION OF “EVERY THREE YEARS” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION OF ITS NAMED EXECUTIVES INCLUDED IN THE COMPANY’S PROXY STATEMENT.

Vote Required for Approval

Under the Delaware General Corporation Law and the Company’s Amended and Restated Certificate of Incorporation and By-Laws, the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to approve the non-binding advisory resolution on the frequency of the advisory vote on executive compensation.

Richard Leeds, Bruce Leeds and Robert Leeds (each a director and officer of the Company), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of the record date more than 50% of the shares of common stock, and they have each separately advised us that they intend to vote all of such shares of common stock they each have the power to vote in accordance with the recommendations of the Board of Directors on Proposal Number 4, which will be sufficient to constitute a quorum and to determine the outcome of the Item.

Revised Proxy Card

Enclosed is a revised proxy card. This proxy card covers the three proposals covered by the proxy card distributed with our April 24, 2017 Proxy Statement and adds the additional proposal described herein. If you wish to vote on the additional proposal described herein, you must execute and deliver the enclosed proxy card (or follow the instructions to vote by Internet or telephone).  Signing and submitting this new proxy card will revoke any prior proxy in its entirety if submitted prior to 11:59 PM Eastern Time on June 4, 2017.

This Supplemental Proxy Material is dated May 2, 2017 and is first being mailed to stockholders on or about May 3, 2017.

VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SYSTEMAX INC. 11 HARBOR PARK DRIVE PORT WASHINGTON, NY 11050
VOTE BY PHONE –1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
                      DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) in the line below
The Board of Directors recommends that you vote FOR the following:
	☐	☐	☐
1.	Election of Directors Nominees

01 Richard Leeds 06 Robert D. Rosenthal	02 Bruce Leeds 07 Marie Adler-Kravecas	03 Robert Leeds	04 Lawrence Reinhold	05 Stacy Dick

The Board of Directors recommends you vote FOR proposals 2 and 3:
	For	Against	Abstain
2.
The adoption, on an advisory basis, of a resolution approving the  compensation of the Named Executive Officers of the Company  as described in the “Executive Compensation” section of the  2017 Proxy Statement.
	☐	☐	☐

3.	A Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal year 2017.	☐	☐	☐

The Board of Directors recommends you vote FOR 3 years:

		3 years	2 years	1 year	Abstain
4.	The selection, on an advisory basis, of the frequency of the stockholder vote on the compensation of Systemax Inc.’s named executive officers.	☐	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3, and with respect to Proposal 4, in favor of 3 years for the frequency of the stockholder vote on executive compensation.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.  This proxy is solicited on behalf of the Board of Directors and may be revoked.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

SYSTEMAX INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 5, 2017

The stockholder(s) hereby appoint(s) Eric Lerner and Thomas Axmacher, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SYSTEMAX INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 12:00 PM, Eastern Time on June 5, 2017, at the Company’s Corporate Offices 11 Harbor Park Drive, Port Washington, NY 11050, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS, IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND WITH RESPECT TO PROPOSAL 4, IN FAVOR OF 3 YEARS FOR THE FREQUENCY OF THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE